EXHIBIT (a)(2)

                              LETTER OF TRANSMITTAL

                        to Tender Shares of Common Stock

                                       of

                              COHOES BANCORP, INC.

                        Pursuant to The Offer to Purchase
                              Dated August 9, 2000

                                       by

                            AMBANC HOLDING CO., INC.

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
    NEW YORK CITY TIME, ON WEDNESDAY, SEPTEMBER 6, 2000, UNLESS THE OFFER IS
                                    EXTENDED.

                        The Depositary for the Offer is:

                              D.F. King & Co., Inc.

                                Telephone Number:

                                 (781) 799-4433

By Mail:                   By Facsimile:           By Hand or Overnight Delivery
--------                   -------------           -----------------------------
D.F. King & Co., Inc.      D.F. King & Co., Inc.   D.F. King & Co., Inc.
P.O. Box 859208            (781) 356-4987          165 Bay Street Drive
Braintree, MA 02185-9208                           Braintree, MA 02184

                 Confirm Facsimile by Telephone: (781) 799-4433

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be completed by shareholders either if certificates for Shares ("Certificates") are to be forwarded herewith or, unless an Agent's message is utilized, if delivery is to be made by book-entry transfer to the account maintained by D.F. King & Co., Inc. (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 4 of the Offer to Purchase dated August 9, 2000 (the "Offer to Purchase") of Ambanc Holding Co., Inc., a Delaware corporation. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depository.

         If a shareholder desires to accept the Offer and tender Shares pursuant to the Offer and such shareholder's Certificates are not immediately available or time will not permit all required documents to reach the Depositary prior to the expiration of the Offer (the "Expiration Date"), or the procedures for book-entry transfer cannot be completed on a timely basis, such Shares may nevertheless be tendered if the guaranteed delivery procedures set forth in
Section 4 of the Offer to Purchase are followed. See Instruction 2.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

--------------------------------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------------------------------
                                                  |
Name(s) and Address(es) of Registered Holder(s)   |                Certificate(s) Tendered
                                                  |         (Attach additional list if necessary)
--------------------------------------------------|-----------------------------------------------------
                                                  |                 |      Number       |
                                                  |      Share      |    of Shares      |   Number of
                                                  |   Certificate*  |   Evidenced by    |    Shares
                                                  |    Number(s)    | Certificate(s)*   |  Tendered**
                                                  |-----------------|-------------------|---------------
                                                  |-----------------|-------------------|---------------
                                                  | Total Shares    |                   |
--------------------------------------------------------------------------------------------------------
 * Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise  indicated,  all Certificates  delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
--------------------------------------------------------------------------------------------------------

[ ] CHECKHERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:      ____________________________________________
Account Number:                     ____________________________________________
Transaction Code Number:            ____________________________________________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

Name(s) of Registered Owner(s):  _______________________________________________
Date of Execution of Notice of Guaranteed Delivery:_____________________________ Window Ticket Number (If Any):__________________________________________________
Name of Institution which Guaranteed Delivery:__________________________________ If delivery is by book-entry transfer:

         Name of Tendering Institution:_________________________________________
         Account Number:________________________________________________________
         Transaction Code Number:_______________________________________________

PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY
                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

         The undersigned hereby tenders to AMBANC HOLDING CO., INC., a Delaware corporation ("Ambanc"), the above described shares of common stock, par value $.01 per share (the "Shares"), of Cohoes Bancorp, Inc., a Delaware corporation (the "Cohoes"), pursuant to Ambanc's offer to purchase all of the outstanding Shares, at $16.50 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 9, 2000 (the "Offer to Purchase") receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer").

         Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Ambanc all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for purchase pursuant to the Offer (and any and all dividends, distributions, stock splits, other Shares, rights or other securities issued or issuable in respect of the Shares on or after [August 9, 2000]) which are payable or distributable to shareholders of record on a date prior to the transfer into the name of Ambanc or its nominees or transferees on Ambanc's transfer records of the Shares purchased pursuant to the Offer (a "Distribution"), and irrevocably constitutes and appoints the Depositary the true and lawful attorney-in-fact and proxy of the undersigned with respect to such Shares (and any dividends, distributions, other Shares, rights or securities, including Distributions) with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any such dividends, distributions, other Shares, rights or securities, including Distributions), or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Ambanc upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares (and any dividends, distributions, other Shares, rights or securities, including Distributions) for transfer on the books of Cohoes and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such dividends, distributions, other Shares, rights or securities, including Distributions), all in accordance with the terms of the Offer. Upon such acceptance for payment, all prior proxies and power of attorney given by the undersigned with respect to such Shares will, without further action, be revoked and no subsequent proxies or powers of attorney may be given and, if given, will not be deemed effective.

         The undersigned hereby irrevocably appoints John M. Lisicki and Robert Kelly and each of them, or any other designees of Ambanc, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote or act by written consent in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise to act with respect to all the Shares tendered hereby that have been accepted for payment by Ambanc prior to the time of such vote or action (and any and all non-cash dividends, distributions, other Shares, rights or securities issued or issuable in respect thereof) at any meeting of shareholders (whether regular or special and whether or not an adjourned or postponed meeting) of Cohoes, or consent in lieu of any such meeting, or otherwise. All such powers of attorney and proxies are irrevocable and coupled with an interest in the tendered Shares and are granted in consideration of, and are effective when, and only to the extent that, Ambanc accepts such Shares for payment. Such acceptance for payment shall revoke any other proxies granted by the undersigned at any time with respect to such Shares (and any such non-cash dividends, distributions, other Shares, rights or other securities, including Distributions) and no subsequent proxies or written consents will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. Ambanc reserves the right to require that in order for Shares to be validly tendered, immediately upon Ambanc's acceptance of such Shares for purchase, Ambanc is able to exercise full voting and other rights of a record and beneficial holder, including the right to act by written consent, with respect to such Shares (and any Distributions).

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all dividends, distributions, other Shares, rights or other securities issued or issuable in respect thereof, including Distributions) and that, when the same are accepted for payment by Ambanc, Ambanc will acquire good and unencumbered title thereto, free and clear of all pledges, liens, restrictions, charges, proxies and encumbrances and the same will not be subject to any adverse claim.

         Upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary or Ambanc to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all dividends, distributions, such other Shares, rights or other securities, including Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Ambanc any and all other Shares or other securities, including Distributions, issued to the undersigned in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, Ambanc shall be entitled to all rights and privileges as owner of any such other Shares or other securities and may withhold the entire consideration or deduct from the consideration the amount or value thereof, as determined by Ambanc in its sole discretion.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal and personal representatives of the undersigned. Except as stated in the Offer to Purchase and this Letter of Transmittal, this tender is irrevocable.

         The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Ambanc upon the terms and subject to the conditions of the Offer.

         Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the registered holder(s) appearing under "Description of Shares Tendered" at the address shown below the undersigned's signature. If both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price, and/or return any certificates for Shares not tendered or accepted for payment in the name of, and deliver said certificates and check and return such certificates to, the person or persons so indicated. Shareholders delivering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at a Book-Entry Transfer Facility as such shareholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Ambanc has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if Ambanc does not accept for payment any of the Shares so tendered.

---------------------------------------------------------   ---------------------------------------------------------
                 SPECIAL PAYMENT INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 1, 5, 6 AND 7 )                            (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if certificates for Shares not          To be completed ONLY if certificates for Shares not
tendered or not purchased and/or the check for the           tendered or not purchased and/or the check for the
purchase price of Shares purchased are to be issued in       purchase price of Shares purchased are to be sent to
the name of someone other than the undersigned, or if        someone other than the undersigned, or to the
the Shares delivered by book-entry transfer which are not    undersigned at an address other than that shown above.
purchased are to be returned by credit to an account
maintained at a Book-Entry Transfer Facility other than         Mail:  [  ] Check  [  ] Certificate(s) to:
that designated above.
                                                             Name _________________________________________________
   Issue:  [ ] Check  [ ] Certificate(s) to:                                   (Please print)

 Name ___________________________________________________    Address_______________________________________________
                  (Please print)
                                                             ______________________________________________________
Address__________________________________________________                      (Include Zip Code)

_________________________________________________________
                  (Include Zip Code)                                ___________________________________________
                                                                    Tax Identification or Social Security No.)
       ________________________________________                          (See Substitute Form W-9 on Page 10)
      (Tax Identification or Social Security No.)
         (See Substitute Form W-9 on Page 10)

[ ] Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:


    ________________________________________
            (Account Number)

---------------------------------------------------------   ---------------------------------------------------------

                                    --------------------------------------------
                                              SIGNATURE(S) OF HOLDER(S)


                                    --------------------------------------------
                                              SIGNATURE(S) OF HOLDER(S)

Dated:_________________


              IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):  ______________________________________________________________________
                                (Please Print)

Capacity (full title):__________________________________________________________

Address:  ______________________________________________________________________

          ______________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________

Tax Identification or Social Security Number: __________________________________


                            GUARANTEE OF SIGNATURE(S)
               (SEE INSTRUCTIONS 1 AND 5 TO DETERMINE IF REQUIRED)

Authorized Signature:___________________________________________________________

Name: __________________________________________________________________________
                             (Please Print)
Name of Firm: __________________________________________________________________

Title: _________________________________________________________________________

Address: _______________________________________________________________________
                               (Zip Code)

Area Code and Telephone Number:_________________________________________________

Dated: _________________________________________________________________________

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares (which term, for the purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) if such Shares are to be tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program (collectively, "Eligible Institutions"). In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or payment of the purchase price is to be made or certificates for unpurchased Shares are to be issued or returned to a person other than the registered owner, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signature(s) on the Certificates or stock powers guaranteed by an Eligible Institution. See Instruction 5.

         2. Delivery of Letter of Transmittal And Certificates. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or if tenders of Shares are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Offer to
Purchase. Certificates for all physically tendered Shares, or timely confirmation of any book-entry transfer into the Depositary's accounts at The Depository Trust Company or Shares tendered by book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot deliver their certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Ambanc, must be received by the Depositary on or before the Expiration Date and (iii) the certificates for all tendered Shares or confirmation of any book-entry transfer into the Depositary's account at The Depository Trust Company of Shares tendered by book-entry transfer, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase)), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery to the Depositary. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

         THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

         3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

         4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-entry Transfer). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, new certificate(s) for the remainder of the Shares that were evidenced by old certificate(s) will be sent to the registered holder, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. Signatures on Letter of Transmittal,  Stock Powers And Endorsements.
(a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         (b) If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         (d) If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Ambanc of such person's authority so to act must be submitted.

         (e) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         6. Stock Transfer Taxes. Except as set forth in this Instruction 6, Ambanc will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

         7. Special Payment And Delivery Instructions. If a check is to be issued in the name of, and/or certificates for unpurchased Shares are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or certificates for unpurchased Shares are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that the Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at a Book-Entry Transfer Facility designated above. See Instruction 1.

         8. Requests For Assistance or Additional Copies. Requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from D.F. King & Co., Inc. at the address set forth below or from your broker, dealer, commercial bank or trust company.

         9. Irregularities. All questions as to the validity (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Ambanc, in its sole discretion, whose determination shall be final and binding. Ambanc reserves the absolute right to reject any and all tenders determined by it not to be in the appropriate form or the acceptance for purchase of which may, in the opinion of its counsel, be unlawful. As set forth in the Offer to Purchase, Ambanc also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the tender of any Shares of any particular shareholder whether or not similar defects or irregularities are waived in the case of other shareholders. Ambanc's interpretations of the terms and conditions of the Offer (including these instructions) will be final and binding. Unless waived, any defects or irregularities must be cured within such time as Ambanc shall determine. None of Ambanc, the Depositary, D.F. King & Co., Inc. or any other person will be under any duty to give notice of any defects or irregularities in tenders or shall incur any liability for failure to give any such notification. Tenders shall not be deemed to have been made until all defects and irregularities have been cured or waived.

         10. 31% Backup Withholding; Substitute Form W-9. Under federal income tax laws, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below and certify under penalties of perjury that such number is correct and that such shareholder is not subject to backup withholding. If the Depositary is not provided with the correct TIN and certifications are not provided, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

         Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

         If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

         The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify D.F. King & Co., Inc. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

IMPORTANT:                 THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) OR
                           AN AGENT'S  MESSAGE,  TOGETHER WITH  CERTIFICATES  OR
                           CONFIRMATION  OF  BOOK-ENTRY  TRANSFER  AND ALL OTHER
                           REQUIRED   DOCUMENTS,   MUST  BE   RECEIVED   BY  THE
                           DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST
                           BE  RECEIVED  BY THE  DEPOSITARY,  ON OR PRIOR TO THE
                           EXPIRATION DATE.

                  TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 10)

------------------------------------------------------------------------------------------------------------------------------------
                                   |                 PAYER'S NAME:                           |
SUBSTITUTE                         | Part 1-- PLEASE PROVIDE YOUR TIN IN THE                 | TIN:______________
Form W-9                           | BOX AT THE RIGHT AND CERTIFY BY                         | Social Security
Department of the                  | SIGNING AND DATING BELOW.                               | Number or Taxpayer
Treasury                           |                                                         | Identification Number
Internal Revenue Service           | -----------------------------------------------------------------------------------------------
                                   |
Payer's Request for                | Part 2 -- Certification -- under Penalties of Perjury,
Taxpayer                           | (1) The  number shown on this form is my correct Number (or  I am  waiting  for  a
Identification Number              | number to be inserted,
(TIN)                              | (2) I am not subject to backup withholding (i) because  backup withholding,
                                   | (ii) I have not been notified by the Internal Revenue Service (the "IRS")
                                   | that I am subject to backup  withholding as a result of a failure to report all
                                   | interest or dividends, or (iii) the IRS has notified me that I am no longer subject to
                                   | backup withholding.
                                   | CERTIFICATION   INSTRUCTIONS  --  You must cross out item (2) in part 2 above if you
                                   | have been notified by the IRS that you are subject to backup withholding  because of
                                   | under-reporting interest or dividends on your tax return.  However, if after being
                                   | notified by the IRS that you were subject to backup withholding you received another
                                   | notification from the IRS stating that you are no longer subject to backup
                                   | withholding, do not cross out item  (2).
                                   | -----------------------------------------------------------------------------------------------
                                   | SIGNATURE:________________________________________     |      Part 3 -
                                   | DATE:_____________________________________________     | Awaiting  TIN [ ]
                                   | NAME (please print):______________________________     |
------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
                       IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature________________________________                  Date_________________

Name (Please Print)_____________________________________________________________

         FACSIMILE COPIES OF THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF COHOES OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ABOVE.

         Questions and requests for assistance may be directed to D.F. King & Co., Inc. as set forth below. Requests for additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be directed to D.F. King & Co., Inc. or to brokers, dealers, commercial banks or trust companies.

                     The Information Agent for the Offer is:

                              D.F. King & Co., Inc.
                                 77 Water Street
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 269-5550
                            Toll Free: 1-800-487-4870